EXHIBIT 10.1

                                                                  Execution Copy

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                               FIFTH AMENDMENT TO

                     AMENDED AND RESTATED CREDIT AGREEMENT


                           Dated as of March 14, 2001


                                     Among


                  LABORATORY CORPORATION OF AMERICA HOLDINGS,
                                  as Borrower,


                            THE BANKS NAMED HEREIN,
                                 as Banks, and


                          CREDIT SUISSE FIRST BOSTON,
                            as Administrative Agent


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                               TABLE OF CONTENTS

                             ----------------------

                                                                            Page
                                                                            ----

                                   ARTICLE I
                                   AMENDMENTS

SECTION 1.01  Amendment to Mandatory Prepayment Provision......................1
SECTION 1.02  Amendment to Acquisition Covenant................................2
SECTION 1.03  Amendment to Debt Covenant.......................................2

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

SECTION 2.01  Representations and Warranties of the Borrower...................2

                                  ARTICLE III
                                 MISCELLANEOUS

SECTION 3.01  Governing Law....................................................3
SECTION 3.02  Execution in Counterparts........................................3
SECTION 3.03  Effect on the Credit Agreement...................................3


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                         FIFTH AMENDMENT TO AMENDED AND
                           RESTATED CREDIT AGREEMENT


     FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 14, 2001 (this "Amendment") among LABORATORY CORPORATION OF AMERICA HOLDINGS, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Banks") listed on the signature pages hereof, and CREDIT SUISSE FIRST BOSTON, as administrative agent (the "Administrative Agent") for the Lenders hereunder.

                             PRELIMINARY STATEMENTS

     The parties hereto (i) have entered into an Amended and Restated Credit Agreement dated as of March 31, 1997, as amended as of September 30, 1997, February 25, 1998, May 7, 1999 and June 7, 2000 (the "Credit Agreement") providing for, among other things, the Lenders to lend to the Borrower up to $1,143,750,000 on the terms and subject to the conditions set forth therein and
(ii) desire to amend the Credit Agreement in the manner set forth herein. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   AMENDMENTS

     SECTION 1.01 Amendment to Mandatory Prepayment Provision. Section 2.05(b)(ii) of the Credit Agreement is hereby amended by renumbering such subsection as Section 2.05(b)(ii)(A) and inserting the following immediately thereafter:

          "(B) Zero Coupon Bond Issuance. The Borrower shall, on the date of receipt of the Net Cash Proceeds from the sale and issuance by the Borrower or any of its Subsidiaries of any Debt permitted pursuant to
     Section 5.02(j)(xiv), apply such Net Cash Proceeds to the Term Advances, in prepayment of the installments thereof until such Term Advances are paid in full, as follows: (1) first, 50% of such prepayment to be applied to


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     such installments in the order of maturity and (2) second, 50% of such prepayment to be applied to such installments pro rata."

     SECTION 1.02 Amendment to Acquisition Covenant. Section 5.02(h) of the Credit Agreement is hereby amended by deleting the following text in subsection 5.02(h)(iii)(A):

     "75,000,000 (or, if Borrower Preferred Stock has converted to at least $200,000,000 of Borrower Common Stock (calculated at the conversion price of $27.50 per share of Borrower Common Stock rather than at the current market value of the Borrower Common Stock), $200,000,000); provided that the aggregate amount used in any year under this Section 5.02(h)(iii)(A) plus the amount borrowed under this Agreement to fund redemptions of Borrower Preferred Stock permitted under Section 5.02(e)(vi) and not repaid shall not exceed $275,000,000."

and inserting "$400,000,000" in lieu thereof.

     SECTION 1.03 Amendment to Debt Covenant. (a) Section 5.02(j) of the Credit Agreement is hereby amended by adding the following new Section 5.02(j)(xiv):

          "(xiv) unsecured zero coupon convertible bonds issued in exchange for proceeds of not more than $500,000,000 and subordinated in right of payment to the payment in full of the obligations of the Borrower under this Agreement; provided that such bonds are issued on or before September 30, 2001."

     (b) Such Section 5.02(j) is also amended to make conforming changes in the punctuation by deleting "and" after the semicolon in subsection (xii), and deleting the period at the end of subsection (xiii) and inserting "; and " in lieu thereof.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     SECTION 2.01 Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

     (a) The Borrower is a corproation duly organized, validly existing and in good standing under the laws of the State of Delaware.


                                       2

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     (b) The execution, delivery and performance by the Borrower of this
Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Borrower's charter or by-laws.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment.

     (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

     (e) The representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof.

     (f) No event has occurred and is continuing which constitutes a Default.

                                  ARTICLE III

                                 MISCELLANEOUS

     SECTION 3.01 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

     SECTION 3.02 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery fo a manually executed counterpart of this Amendment.

     SECTION 3.03 Effect on the Credit Agreement. Upon execution and delivery of this Amendment, each reference in the Credit Agreement to this "Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Credit Agreement in any Loan Document (as defined in the Credit


                                       3

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Agreement) shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

     Each of the undersigned has caused this Amendment to be executed by its respective officer or officers thereunto duly authorized, as of the date first written above.

BORROWER:                             LABORATORY CORPORATION OF
                                        AMERICA HOLDINGS



                                      By: /s/ Wesley R. Elingburg
                                         ---------------------------------------
                                         Name: Wesley R. Elingburg
                                         Title: Executive VP, CFO, and Treasurer





ADMINISTRATIVE                        CREDIT SUISSE FIRST BOSTON,
AGENT:                                  as Administrative Agent



                                      By: /s/ Karl M. Studer
                                         ---------------------------------------
                                         Name:  Karl M. Studer
                                         Title: Director


                                      By: /s/ Julia P. Kingsbury
                                         ---------------------------------------
                                         Name:  Julia P. Kingsbury
                                         Title: Vice President


                                       4

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                                      CREDIT SUISSE FIRST BOSTON


                                      By: /s/ Karl M. Studer
                                         ---------------------------------------
                                         Name:  Karl M. Studer
                                         Title: Director


                                      By: /s/ Roland Isler
                                         ---------------------------------------
                                         Name:  Roland Isler
                                         Title: Associate


                        [FIFTH AMENDMENT SIGNATURE PAGE]


                                      S-5

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                                      BANK OF AMERICA , N.A.


                                      By: /s/ Philip S. Durand
                                         ---------------------------------------
                                         Name:  Philip S. Durand
                                         Title: Principal


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                               S-6

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                                      BANQUE NATIONALE DE PARIS


                                      By: /s/ Arnaud Collin du Bocage
                                         --------------------------------------
                                         Name:  Arnaud Collin du Bocage
                                         Title:



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                      S-7

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                                      BAYERISCHE LANDESBANK GIROZENTRALE


                                      By: /s/ Alexander Kohnert
                                         ---------------------------------------
                                         Name:  Alexander Kohnert
                                         Title: First Vice President


                                      By: /s/ Wolfgang Kottmann
                                         ---------------------------------------
                                         Name:  Wolfgang Kottmann
                                         Title: Vice President


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                      S-8

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                                      THE CHASE MANHATTAN BANK


                                      By: /s/ James W. Peterson
                                         ---------------------------------------
                                         Name:  James W. Peterson
                                         Title: Vice President


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                      S-9

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                                      CREDIT LYONNAIS NEW YORK BRANCH


                                      By: /s/ Monique Benhamou
                                         ---------------------------------------
                                         Name:  Monique Benhamou
                                         Title: Vice President


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                      S-10

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                                      DEUTSCHE BANK AG NEW YORK BRANCH
                                         and/or CAYMAN ISLANDS BRANCH


                                      By: /s/ Jean M. Hannigan
                                         ---------------------------------------
                                         Name:  Jean M. Hannigan
                                         Title:   Director


                                      By: /s/ Annette Walter
                                         ---------------------------------------
                                         Name:  Annette Walter
                                         Title: Associate


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                      S-11

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                                      FIRST UNION NATIONAL BANK


                                      By: /s/ Douglas T. Davis
                                         ---------------------------------------
                                         Name:  Douglas T. Davis
                                         Title:  Senior Vice President


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                      S-12

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                                      THE FUJI BANK, LTD. (NEW YORK BRANCH)


                                      By: /s/ Raymond Ventura
                                         ---------------------------------------
                                         Name:  Raymond Ventura
                                         Title: Vice President & Manager


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                      S-13

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                                      UBS AG, Stamford Branch


                                      By: /s/ Wilfred V. Saint
                                        ----------------------------------------
                                         Name:  Wilfred V. Saint
                                         Title: Associate Director
                                                Banking Products Services US


                                      By: /s/ Robert P. Wagner
                                         ---------------------------------------
                                         Name:  Robert P. Wagner
                                         Title: Director


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                      S-14

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                                      SOCIETE GENERALE


                                      By: /s/ Eric Bellaiche
                                         ---------------------------------------
                                         Name:  Eric Bellaiche
                                         Title: MD


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                     S-15

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                                      THE SUMITOMO BANK, LIMITED
                                          (NEW YORK BRANCH)



                                      By: /s/ Peter R. Knight
                                         ---------------------------------------
                                         Name:  Peter R. Knight
                                         Title: Sr. Vice President


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                      S-16

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                                      WACHOVIA BANK, N.A., formerly known
                                         as Wachovia Bank of Georgia, N.A.


                                      By: /s/ Kathleen H. Reedy
                                         ---------------------------------------
                                         Name:  Kathleen H. Reedy
                                         Title: Senior Vice President


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                      S-17

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                                      WESTDEUTSCHE LANDESBANK


                                      By: /s/ Richard J. Pearse
                                         ---------------------------------------
                                         Name:  Richard J. Pearse
                                         Title: Executive Director


                                      By: /s/ Lars Kickstein
                                         ---------------------------------------
                                         Name:  Lars Kickstein
                                         Title: Manager


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                      S-18

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                                      COMMERZBANK AKTIENGESELLSCHAFT,
                                         Atlanta Agency


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                      S-19

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                                      BBL INTERNATIONAL (U.K.) LIMITED



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                      S-20

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                                      THE CHUO MITSUI TRUST AND BANKING
                                      CO., LIMITED


                                      By: /s/ Yoshiki Kiyono
                                         ---------------------------------------
                                         Name:  Yoshiki Kiyono
                                         Title: General Manager


                        [FIFTH AMENDMENT SIGNATURE PAGE]



                                      S-21